AMENDMENT TO MARKETING AND DISTRIBUTION AGREEMENT BETWEEN NET2PHONE, INC. AND AMERICOMONLINE.COM, INC.
--------------------------------------------------------------------------------

         This Amendment ("Amendment") amends the Marketing and Distribution Agreement, effective April 3, 2001 ("Agreement") by and between Net2Phone, Inc., a Delaware corporation located at 520 Broad Street, Newark, New Jersey, 07102 ("Net2Phone") and AmericomOnline.com, Inc., a Delaware corporation located at 5555 Triangle Parkway, Suite 200, Norcross, Georgia 30092 ("Ameericom"). This Amendment is made and entered into by and between Net2Phone and Americom as of July 17, 2001 ("Amendment Effective Date").

1. DEFINITIONS. Defined terms used in this Amendment shall have the same meaning as set forth in the

     Agreement except as otherwise provided.

2. EXHIBIT A. Section 1 of Exhibit A is deleted and replaced with the following Accounts:


--------------------- -------------------------------- -------------------------
MASS MARKET           DIRECT RESPONSE WAREHOUSE CLUBS  ELECTRONIC OFFICE SUPPLY
--------------------- -------------------------------- -------------------------
        Kmart         QVC                              Best Buy
--------------------- -------------------------------- -------------------------
        Sears         Home Shopping Network            Good Buys
--------------------- -------------------------------- -------------------------
      Home Depot      Costco                           PC Richards
--------------------- -------------------------------- -------------------------
         Ames         Sams                             The Wiz
--------------------- -------------------------------- -------------------------
    Target Stores     BJ's                             Office Max
--------------------- -------------------------------- -------------------------
      Bradlee's       Shop at Home                     Staples
--------------------- -------------------------------- -------------------------
       Walmart                                         Comp USA
--------------------- -------------------------------- -------------------------
        Shopco                                         Office Depot
--------------------- -------------------------------- -------------------------
       ToysR'Us                                        Fry's Electronics
--------------------- -------------------------------- -------------------------
      JC Penney                                        Amazon
--------------------- -------------------------------- -------------------------
     Fred Meyer's                                      Radio Shack
--------------------- -------------------------------- -------------------------
        Lowe's                                         Circuit City
--------------------- -------------------------------- -------------------------
   All Supermarkets                                    CTC
--------------------- -------------------------------- -------------------------
   All Drug Stores                                     Good Guys
--------------------- -------------------------------- -------------------------
       Zellers
--------------------- -------------------------------- -------------------------

         Americom cannot sell Product to any Account for sale by such Account outside the United States and Canada. Additional Accounts may be added from time to time upon mutual written agreement of Net2Phone and Americom.

3. EXHIBIT B. Exhibit B of the Agreement is deleted and replaced with Exhibit B attached hereto.

4. EFFECT OF AMENDMENT. Except as expressly amended by this Amendment the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, Net2Phone and Americom have executed this Amendment as of the Amendment Effective Date. All signed copies of this Amendment shall be deemed originals.

AMERICOMONLINE.COM, INC.                    NET2PHONE, INC.

-----------------------------                ------------------------------
By                                           By
   Lee Feist                                   Scott W. Andersen
-----------------------------                -------------------------------
Name (Print)                                 Name (Print)
  President                                    EVP Sales
-----------------------------                -------------------------------
Title                                        Title
     7/17/01                                   7/23/01
-----------------------------                ------------------------------
Date                                         Date

                                    EXHIBIT B


Net2Phone Products are as follows.
--------------------------------------- ----------------------------------------
      PRODUCT                             NET INVOICE PRICE LIST TO AMERICOM
                                          ACCOUNTS
--------------------------------------- ----------------------------------------
          Andrea Headsets
--------------------------------------- ----------------------------------------
        Plantronics Headsets
--------------------------------------- ----------------------------------------
            YAP Headsets
--------------------------------------- ----------------------------------------
           YAP USB Phones
--------------------------------------- ----------------------------------------
             Aplio Rave
--------------------------------------- ----------------------------------------


2. Business Growth Fund. Net2Phone agrees to fund letters of credit ("LC's") to facilitate the purchase by Americom of VoIP Products ("New VoIP Products") other than Net2Phone's existing inventory of the Products listed in Section 1 of this Exhibit B. Net2Phone shall have the right to approve the New VoIP Products that are purchased using the LC's. Net2Phone's commitment to fund LC's will not arise until Americom reaches a cumulative Net Invoice Revenue milestone to be mutually established by the parties. In addition, the total aggregate amount of the LC's shall not exceed 25% of the Net Invoice Revenue that Net2Phone receives from the Accounts in connection with the sale of the Products listed in Section 1 of this Exhibit B.

3. Repackaging of Products. Americom (or its agent) shall repackage the Products according to Americom's specifications and Net2Phone's approval of such specifications (such approval not to be unreasonably withheld or delayed). Net2Phone shall be responsible for paying for the repackaging of the Products, and shall also be responsible for all costs and expenses associated with the design and production of any collateral material that Net2Phone wants to place in the new packaging. Prior to entering into any obligations for the design or repackaging of the Products, Americom shall obtain Net2Phone's written authorization therefore Americom shall reimburse Net2Phone for one-half (1/2) of the repackaging costs for all unsold Product if (i) Americom terminates this Agreement without cause, or (ii) Net2Phone terminates this Agreement for cause.